UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    May 28, 2004
                                                ------------------------


GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2004, relating to the GSAA Trust 2004-3, Mortgage Pass-Through Certificates, Series 2004-3)
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             (Exact name of registrant as specified in its charter)


        Delaware                      333-100818-36           13-6357101
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)             Identification No.)


85 Broad Street, New York, New York                               10004
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 902-1000
                                                  ------------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for GSAA Trust 2004-3, Mortgage Pass-Through Certificates, Series 2004-3. On May 28, 2004, GS Mortgage Securities Corp. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2004 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, and Deutsche Bank National Trust Company, as trustee, of GSAA Trust 2004-3, Mortgage Pass-Through Certificates, Series 2004-3 (the "Certificates"), issued in twelve classes. The Class AV-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class M-1, Class M-2, Class B-1, Class B-2, Class X, Class P and Class R Certificates, with an aggregate scheduled principal balance as of May 1, 2004 of $420,015,000 were sold to Goldman, Sachs & Co. (the "Underwriter"), pursuant to an Underwriting Agreement dated as of May 26, 2004, by and between the Company and the Underwriter.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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      (c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement dated as of May 1, 2004 by and among GS Mortgage Securities Corp., as depositor, Chase Manhattan Mortgage Corporation, as a servicer, Countrywide Home Loans Servicing LP, as a servicer, and Deutsche Bank National Trust Company, as trustee.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: June 10, 2004                       GS MORTGAGE SECURITIES CORP.




                                          By:  /s/ Howard Altarescu
                                             -----------------------------------
                                              Name:  Howard Altarescu
                                              Title: Vice President

                                INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K                                                   Paper (P) or
Exhibit No.                Description                            Electronic (E)
-----------                -----------                            --------------
4                          Pooling and Servicing Agreement dated         (E)
                           as of May 1, 2004 by and among GS
                           Mortgage Securities Corp., as
                           depositor, Chase Manhattan Mortgage
                           Corporation, as a servicer,
                           Countrywide Home Loans Servicing LP,
                           as a servicer, and Deutsche Bank
                           National Trust Company, as trustee.